UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2012

                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                    0-26841                  11-3117311

(State of incorporation)      (Commission File Number)       (IRS Employer
                                                                          Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

 (Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
Simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on December 10, 2012.  The stockholders considered two proposals, each of which is described in more detail in the Proxy Statement.  The matters voted upon at the meeting and the results of the votes are stated below.

1.           The following nominees for directors were elected to serve three-year terms expiring at the 2015 annual meeting of the stockholders:

         Broker
Nominee                                               For                         Against                      Abstentions                                        Non-Votes
Geralyn Breig                                     369,587,073            0                            626,057                                    7,222,904
Lawrence Calcano                             368,576,051                               0                        637,079                                        7,222,904
James Cannavino                              369,454,497                               0                            758,633                                              7,222,904

2.           The stockholders ratified the appointment of Ernst & Young, LLP to serve as register public accountants for the fiscal year ending June 30, 2013.

For                      Against                      Abstain                      Broker Non-Votes
    377,084,901        268,301                         82,832                                -

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2012

                                                  1-800-FLOWERS.COM, Inc.
             By:  /s/ William E. Shea
                William E. Shea
                 Chief Financial Officer, Senior Vice-President
                         Finance and Administration